EXHIBIT 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, who are the Chief Executive Officer and Chief Financial Officer of Princeton Capital Corporation (the “Company”), each hereby certify that to the best of his knowledge (1) this Quarterly Report on Form 10-Q for the period ended September 30, 2016, as filed with the Securities and Exchange Commission on the date hereof (the “Quarterly Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and (2) the information contained in this Quarterly Report fairly presents, in all material respects, the financial condition of the Company as of September 30, 2016 and December 31, 2015 and its results of operations for the period ended September 30, 2016.

Date: August 21, 2017	/s/ Munish Sood
Munish Sood
Chief Executive Officer
(Principal Executive Officer)

Date: August 21, 2017	/s/ Gregory J. Cannella
Gregory J. Cannella
Chief Financial Officer
(Principal Financial and Accounting Officer)